November 29, 2002



The Bank of New York
One Wall Street
New York, NY  10286

Re:      JOHN HANCOCK PREFERRED INCOME FUND II


Dear Sirs:

         John Hancock Preferred Income Fund II (the "Fund"), a Massachusetts business trust, hereby notifies The Bank of New York (the "Bank") that the Fund desires to place and maintain the Fund's securities and cash in the custody of the Bank pursuant to the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, effective November 29, 2002.

         If the Bank agrees to provide such services, please sign below and return a signed original of this letter to the undersigned.


THE BANK OF NEW YORK                  JOHN HANCOCK PREFERRED
                                      INCOME FUND II


By:                                   By:
   --------------------------            ---------------------------------------
     Name:                                 Name:    Maureen R. Ford
     Title:                                Title:   Chairman, President, and CEO



Attest:                               Attest:
       ----------------------                -----------------------------------

                                   SCHEDULE II

                               John Hancock Funds

                            (As of November 29, 2002)

--------------------------------------------------------------------------------
EIN                               Name
--------------------------------------------------------------------------------
04-3478429        John Hancock 500 Index Fund
--------------------------------------------------------------------------------
04-3167136        John Hancock Balanced Fund  (add Class I eff. 3/15/02)
--------------------------------------------------------------------------------
04-3241844        John Hancock Bank & Thrift Opportunity Fund
--------------------------------------------------------------------------------
04-3551118        John Hancock Biotechnology Fund
--------------------------------------------------------------------------------
04-2528977        John Hancock Bond Fund
--------------------------------------------------------------------------------
76-0296100        John Hancock California Tax-Free Income Fund
                  John Hancock Classic Value Fund (eff. 11/9/02)
--------------------------------------------------------------------------------
04-3551126        John Hancock Communications Fund
--------------------------------------------------------------------------------
04-3551129        John Hancock Consumer Industries Fund
--------------------------------------------------------------------------------
04-3122478        John Hancock Core Equity Fund  (add Class I eff. 3/15/02)
--------------------------------------------------------------------------------
04-3260671        John Hancock Dividend Performers Fund
--------------------------------------------------------------------------------
04-3409706        John Hancock European Equity Fund
--------------------------------------------------------------------------------
04-3305812        John Hancock Financial Industries Fund
--------------------------------------------------------------------------------
56-1662953        John Hancock Financial Trends Fund, Inc.
--------------------------------------------------------------------------------
04-3535633        John Hancock Focused Equity Fund  (name change eff. 3/1/02)
--------------------------------------------------------------------------------
04-3313164        John Hancock Focused Small Cap Growth Fund
--------------------------------------------------------------------------------
04-6944774        John Hancock Fundamental Value Fund
--------------------------------------------------------------------------------
04-6543623        John Hancock Global Fund
--------------------------------------------------------------------------------
76-0230587        John Hancock Government Income Fund
--------------------------------------------------------------------------------
04-3524763        John Hancock Growth Trends Fund (add Class I eff 11/15/01)
--------------------------------------------------------------------------------
04-3124238        John Hancock Health Sciences Fund
--------------------------------------------------------------------------------
04-3551132        John Hancock High Income Fund
--------------------------------------------------------------------------------
76-0230586        John Hancock High Yield Bond Fund
--------------------------------------------------------------------------------
76-0235997        John Hancock High Yield Municipal Bond Fund
                  (name change eff. 1/1/02)
--------------------------------------------------------------------------------
04-2507646         John Hancock Income Securities Trust
--------------------------------------------------------------------------------
04-3260680        John Hancock Independence Diversified Core Equity Fund II
                  (terminate Class P 9/13/01)
--------------------------------------------------------------------------------
04-3214877        John Hancock International Fund  (add Class I eff. 3/15/02)
--------------------------------------------------------------------------------
04-6944776        John Hancock International Small Cap Growth Fund
--------------------------------------------------------------------------------
76-0354706        John Hancock Investment Grade Bond Fund
                 (name change eff. 1/1/02)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EIN                               Name
--------------------------------------------------------------------------------
04-2474663       John Hancock Investors Trust
--------------------------------------------------------------------------------
74-6035056       John Hancock Large Cap Equity Fund (name change eff. 3/1/02)
--------------------------------------------------------------------------------
04-2443211       John Hancock Large Cap Growth Fund
--------------------------------------------------------------------------------
41-2025611       John Hancock Large Cap Spectrum Fund (launch 1/14, but no
                 money until 2/22/02 - strike first NAV 2/25/02)
--------------------------------------------------------------------------------
04-6564705       John Hancock Massachusetts Tax-Free Income Fund
--------------------------------------------------------------------------------
04-3208756       John Hancock Mid Cap Growth Fund  (add Class I eff. 3/15/02)
--------------------------------------------------------------------------------
76-0230583       John Hancock Money Market Fund
--------------------------------------------------------------------------------
04-3539446       John Hancock Multi-Cap Growth Fund
--------------------------------------------------------------------------------
04-6564703       John Hancock New York Tax-Free Income Fund
--------------------------------------------------------------------------------
04-6567740       John Hancock Pacific Basin Equities Fund
--------------------------------------------------------------------------------
04-3161453       John Hancock Patriot Global Dividend Fund
--------------------------------------------------------------------------------
04-3190056       John Hancock Patriot Preferred Dividend Fund
--------------------------------------------------------------------------------
04-3044078       John Hancock Patriot Premium Dividend Fund I
--------------------------------------------------------------------------------
04-3097281       John Hancock Patriot Premium Dividend Fund II
--------------------------------------------------------------------------------
04-3090916       John Hancock Patriot Select Dividend Trust
--------------------------------------------------------------------------------
75-3075015       John Hancock Preferred Income Fund (eff. 8/27/02)
--------------------------------------------------------------------------------
                 John Hancock Preferred Income Fund II  (eff. c. 11/29/02)
--------------------------------------------------------------------------------
04-3435529       John Hancock Real Estate Fund
--------------------------------------------------------------------------------
04-6526682       John Hancock Regional Bank Fund
--------------------------------------------------------------------------------
04-3214880       John Hancock Small Cap Equity Fund (name change eff. 3/1/02)
--------------------------------------------------------------------------------
76-0230584       John Hancock Small Cap Growth Fund
--------------------------------------------------------------------------------
51-0094374       John Hancock Sovereign Investors Fund
--------------------------------------------------------------------------------
04-6956080       John Hancock Strategic Growth Fund (eff 12/01/01)
--------------------------------------------------------------------------------
04-6545497       John Hancock Strategic Income Fund
--------------------------------------------------------------------------------
76-0296098       John Hancock Tax-Free Bond Fund
--------------------------------------------------------------------------------
13-3100162       John Hancock Technology Fund
--------------------------------------------------------------------------------
76-0235823       John Hancock U.S. Government Cash Reserve
--------------------------------------------------------------------------------
13-3843241       John Hancock U.S. Global Leaders Growth Fund (eff 5/13/02)
--------------------------------------------------------------------------------
04-3367188       John Hancock V.A. Financial Industries Fund
--------------------------------------------------------------------------------
04-3402969       John Hancock V.A. Relative Value Fund
--------------------------------------------------------------------------------
04-3326565       John Hancock V.A. Sovereign Investors Fund
--------------------------------------------------------------------------------
04-3326570       John Hancock V.A. Strategic Income Fund
--------------------------------------------------------------------------------
04-3513386       John Hancock V.A. Technology Fund
--------------------------------------------------------------------------------



                    For: JOHN HANCOCK FUNDS listed above

                          -------------------------
                          By:  Avery P. Maher
                          Title:  Second Vice President and Assistant Secretary



                          Accepted and agreed for:

                          THE BANK OF NEW YORK



                          --------------------------

                          By:
                          Title: